Wave Life Sciences Corporate Presentation September 9, 2020 Exhibit 99.1

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Building a leading genetic medicines company

INNOVATIVE PLATFORM

- Stereopure oligonucleotides
- Novel backbone modifications (PN chemistry)
- Allele-selectivity
- Multiple modalities (silencing, splicing, ADAR editing)
- Strong IP position[1]

FOUNDATION OF NEUROLOGY PROGRAMS

- Huntington's disease
- ALS / FTD
- Ataxias
- Parkinson's disease
- Alzheimer's disease

PRISM™

Wave's drug discovery and development platform

CLINICAL DEVELOPMENT EXPERTISE

- Multiple global clinical trials ongoing across eight countries
- Innovative trial designs

MANUFACTURING

- Established internal manufacturing capabilities to produce oligonucleotides at scale

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia [1]stereopure oligonucleotides and novel backbone chemistry modifications

PRISM has unlocked novel and proprietary advances in oligonucleotide design



Backbone modifications
Sugar modifications
Drug approvals (FDA)
PRISM
Backbone stereochemistry
PN backbone chemistry
WAVE LIFE SCIENCES
Mixtures of 2ⁿ molecules¹
~500,000 different molecules per dose
Phosphorothioate (PS)
Phosphorodiamidate Morpholino (PMO)
fomivirsen
pegaptanib
mipomersen
eteplirsen
nusinersen
inotersen
golodirsen
givosiran
patisiran
viltolarsen
2'-O-methyl
2'-F
2'-MOE
2'-4'-LNA
2'-4'-cEt
1975
2000
2020

WAVE LIFE SCIENCES

[1] n=number of chiral centers

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Innovative pipeline led by neurology programs

THERAPEUTIC AREA	TARGET	DISCOVERY	PRECLINICAL	CLINICAL	ESTIMATED U.S. PREVALENCE*	PARTNER
NEUROLOGY						
Huntington's disease	**WVE-120101** mHTT SNP1			Phase 1b/2a and OLE	~10,000 / ~35,000	Takeda 50:50 option
	WVE-120102 mHTT SNP2			Phase 1b/2a and OLE	~10,000 / ~35,000	Takeda 50:50 option
	WVE-003 mHTT SNP3				~8,000 / ~30,000	Takeda 50:50 option
ALS and FTD	**WVE-004** C9orf72				~2,000 (ALS) ~10,000 (FTD)	Takeda 50:50 option
SCA3	ATXN3				~4,500	Takeda 50:50 option
CNS diseases	Multiple†					Takeda milestones & royalties
ADAR editing	Multiple					100% global
HEPATIC						
ADAR editing	Undisclosed					100% global
OPTHALMOLOGY						
Retinal diseases	USH2A and RhoP23H					100% global

WAVE LIFE SCIENCES

*Estimates of U.S. prevalence and addressable population by target based on publicly available data and are approximate; for Huntington's disease, numbers approximate manifest and pre-manifest populations, respectively.
†During a four-year term, Wave and Takeda may collaborate on up to six preclinical targets at any one time.
ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; SCA3: Spinocerebellar ataxia 3 CNS: Central nervous system; OLE: Open-label extension

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HD portfolio WVE-120101, WVE-120102, WVE-003 Huntington’s Disease

Neuro HD

Huntington's disease: a hereditary, fatal disorder

- Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal
- No approved disease-modifying therapies
- Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain
- Wild-type (healthy) HTT protein critical for neuronal function; evidence suggests wild-type HTT loss of function plays a role in Huntington's disease
- 30,000 people with Huntington's disease in the US; another 200,000 at risk of developing the condition


DNA
CAG Repeat
CTGCAGCAGCAGCAGCAGCAGCAGCAGCAGCAGCAGCAGGTGACCAAG
GACGTCGTCGTCGTCGTCGTCGTCGTCGTCGTCGTCGTCCACTGGTTC
RNA
wild-type (healthy) allele
Normal CAG Repeat
RNA
mutant allele
Expanded CAG Repeat
Healthy protein (HTT)
Mutant protein (mHTT)

Sources: Auerbach W, et al. *Hum Mol Genet.* 2001;10:2515-2523. Dragatsis I, et al. *Nat Genet.* 2000;26:300-306. Leavitt BR, et al. *J Neurochem.* 2006;96:1121-1129. Nasir J, et al. *Cell.* 1995;81:811-823. Reiner A, et al. *J Neurosci.* 2001;21:7608-7619. White JK, et al. *Nat Genet.* 1997;17:404-410. Zeitlin S, et al. *Nat Genet.* 1995;11:155-163. Carroll JB, et al. *Mol Ther.* 2011;19:2178-2185. HDSA 'What is Huntington's disease?' https://hdsa.org/what-is-hd/overview-of-huntingtons-disease/ Accessed: 11/2/18.; Becanovic, K., et al., Nat Neurosci, 2015. 18(6): p. 807-16. Van Raamsdonk, J.M., et al., Hum Mol Genet, 2005. 14(10): p. 1379-92.; Van Raamsdonk, J.M., et al., BMC Neurosci, 2006. 7: p. 80.

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Evidence suggests wild-type or healthy HTT is neuroprotective in an adult brain Transport of key neurotrophic factors such as brain-derived neurotrophic factor (BDNF) are regulated by wtHTT levels Relative proportion of wild-type to mutant protein is critical Increased amount of wild-type protein relative to mutant HTT may result in slower disease progression (measured by age-at-onset) Patients with lack of wild-type have significantly more severe disease (measured by disease progression after symptom onset) Importance of wild-type huntingtin (wtHTT) in HD Neuro HD Huntington’s disease (HD) may be caused by a dominant gain of function in mutant HTT and a loss of function of wtHTT protein Sources: Van Raamsdonk, J.M., et al., Hum Mol Genet, 2005; Van Raamsdonk, J.M., et al., BMC Neurosci, 2006; Becanovic, K., et al., Nat Neurosci, 2015; Saudou, F. and S. Humbert, The Biology of Huntingtin. Neuron, 2016; Gauthier, L.R., et al., Cell, 2004; Caviston, J.P. and E.L. Holzbaur, Trends Cell Biol, 2009; Ho, L.W., et al., J Med Genet, 2001, Zuccato et al., Science 2001; Zuccato et al., Brain Pathol 2007; Marullo et al. Genome Biol 2010; Squitieri et. al, Brain 2003 BDNF TrkB ERK CREB transport BDNF Neuroprotection

Nature publication contributes to weight of evidence on importance of wild-type huntingtin Poplawski et al., Nature, April 2019; Htt: Huntingtin protein Conditional knock-out of Htt in 4-month old mice (post-neuronal development) Results suggest that: Htt plays a central role in the regenerating transcriptome (potentially influencing genes such as NFKB, STAT3, BDNF) Htt is essential for regeneration Indeed, conditional gene deletion showed that Htt is required for neuronal repair. Throughout life, neuronal maintenance and repair are essential to support adequate cellular functioning Neuro HD

Increasing evidence on the importance of wtHTT in HD pathogenesis, CNS and systemic health Striatum-specific defect in synaptic vesicle endocytosis that was not corrected by total lowering of HTT Corrected by overexpression of wild-type protein Striatal projection neurons require HTT for motor regulation, synaptic development, cell health, and survival during aging Loss of HTT function could play a critical role in HD pathogenesis wtHTT in HD highlighted at CHDI 15th Annual HD Therapeutics Conference: HTT LOWERING: EXPLORING DISTRIBUTION, TIMING, AND SAFETY (LOSS OF FUNCTION) Key points discussed at meeting: wtHTT has numerous critical functions throughout life (e.g., intracellular trafficking, cell-cell adhesion, BDNF transport) Near elimination of mouse wtHtt detrimental regardless of when suppression begins Specific brain regions, e.g., STN, may be particularly vulnerable to wtHTT lowering Mouse Htt lowering can lead to thalamic, hepatic, pancreatic toxicity HTT LoF mutations highly constrained in human population, suggesting selection against LoF mutations Recent publications on wtHTT LoF as a likely driver of HD pathogenesis LoF: Loss of function; wtHTT: wild-type huntingtin; HD: Huntington’s disease; STN: subthalamic nucleus Neuro HD

Wild-type HTT in the cortex appears critical for striatal health Presented by Dr. Frederic Saudou at Wave’s Analyst and Investor Research Day on October 7, 2019 Virlogeux et al., Cell Reports 2018 Neuro HD Neuron Type Genetic Status Compartment Cortical Striatal Network Status Functional Dysfunctional Post-synaptic Synaptic Presynaptic Status of the presynaptic compartment determines the integrity of the network

Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including Huntington’s disease (HD) Potential to provide treatment for up to 80% of HD population Wave approach: novel, allele-selective silencing Source: Kay, et al. Personalized gene silencing therapeutics for Huntington disease. Clin Genet. 2014;86:29–36. Neuro HD Aims to lower mHTT transcript while leaving healthy wild-type HTT relatively intact Allele-selectivity possible by targeting SNPs associated with expanded long CAG repeat in HTT gene RNase H and ASO:RNA RNA mutant allele

WVE-120101: Selective reduction of mHTT mRNA and protein Reporter Cell Line* Neuro HD Source: Meena, Zboray L, Svrzikapa N, et al. Selectivity and biodistribution of WVE-120101, a potential antisense oligonucleotide therapy for the treatment of Huntington’s disease. Paper presented at: 69th Annual Meeting of the American Academy of Neurology; April 28, 2017; Boston, MA.

Neuro HD

Demonstrated delivery to brain tissue

- WVE-120101 and WVE-120102 distribution in cynomolgus non-human primate brain following intrathecal bolus injection


CIC = cingulate cortex
CIC
CNhead

In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120101 oligonucleotide

Arrow points to nuclear and perinuclear distribution of WVE- 120101 in cingulate cortex


CN = caudate nucleus
CN

In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120102 oligonucleotide

Arrow points to nuclear and perinuclear distribution of WVE-120102 in caudate nucleus

WAVE LIFE SCIENCES

Source: Meena, Zboray L, Svrzikapa N, et al. Selectivity and biodistribution of WVE-120101, a potential antisense oligonucleotide therapy for the treatment of Huntington's disease. Paper presented at: 69th Annual Meeting of the American Academy of Neurology; April 28, 2017; Boston, MA.

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Safety profile supported addition of higher dose cohorts PRECISION-HD clinical trials Single Dose Multidose 196 1 Washout CSF sample Dose 28 56 84 112 Study Day* 140 OLE 2 mg 4 mg 8 mg 16 mg 32 mg PRECISION-HD2 and PRECISION-HD1 data, including 32 mg cohorts and OLE data, expected in 1Q 2021 Multidose Cohorts (N = 12 per cohort) PRECISION-HD2 interim data (2-16 mg cohorts pooled) OLE: Open label extension; CSF: cerebrospinal fluid; mHTT: mutant huntingtin; wtHTT: wild-type HTT; tHTT: total HTT * Study day may vary depending on patient washout period 1Hodges-Lehmann non-parametric shift estimates of the difference between treatment and placebo, p<0.05 (Wilcoxon-Mann-Whitney non-parametric significance test); 3 Multiple Contrast Test (MCT), p=0.03; Interim data announced December 2019 Biomarker Effects Two Phase 1b/2a clinical trials for WVE-120101 and WVE-120102 ongoing Patients are migrated to highest dose tested Reduction in mHTT (-12.4%1); Analysis across groups suggests dose response at highest doses3 No change in total HTT Not all patients had reached Day 140 at interim analysis Neuro HD

Neuro HD

Three allele-selective HD programs

Potential to address ~80% of HD patient population


% Huntington's Disease Patient Population with SNP
SNP1
WVE-120101
~50%
SNP2
WVE-120102
~50%
SNP3
WVE-003
~40%
SNP1
SNP2
~70%
SNP1
SNP2
SNP3
~80%
+10% of HD patients vs. SNP1 + SNP2
0
20
40
60
80
100

Intend to explore efficacy in early manifest and pre-manifest HD patient populations

WAVE LIFE SCIENCES

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Neuro HD

WVE-003 (SNP3) approaching clinical development

Potent mutant *HTT* knockdown activity in homozygous iCell neurons


Relative HTT expression
100
75
50
25
0
0.01
0.1
1
10
100
Concentration (μM)
Pan-silencing active comparator
WVE-003

No loss of selectivity with increasing concentrations


Relative HTT mRNA expression
Pan-silencing active comparator
WVE-003
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-3
-2
-1
0
1
2
Log10 (μM compound concentration)
wtHTT mRNA
mHTT mRNA

Knockdown persists for 12 weeks in BACHD mouse model


Cortex
Relative percentage mHTT expression
120
100
80
60
40
20
0
***
Weeks
2
4
8
12
PBS
Pan-silencing active comparator
WVE-003

Similar knockdown achieved in striatum

Clinical development expected to initiate with CTA submission in 4Q 2020

WAVE LIFE SCIENCES

CTA: clinical trial application; wtHTT: wild-type huntingtin; mHTT: mutant huntingtin
[Figure on right] Statistics: All oligo treatment groups statistically significantly different from PBS; ***, P<0.005

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WVE-004 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

Neuro C9orf72

C9orf72 repeat expansions: A critical genetic driver of ALS and FTD


Normal (non-expanded) Allele
C9orf72
GGGGCCGGGGCCGGG
< 25 GGGGCC repeats


Expanded Allele
C9orf72
Typically 100's-1000's of GGGGCC repeats

- C9orf72 hexanucleotide repeat expansions (GGGGCC) are the strongest known risk factor for sporadic and inherited forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD)
- The C9orf72 repeat expansions also lead to accumulation of repeat-containing transcripts, nuclear sequestration of RNA binding proteins and synthesis of toxic dipeptide-repeat (DPR) proteins
- The C9orf72 repeat expansions lead to reduced expression of wild-type C9orf72 and to cellular changes that reduce neuronal viability

WAVE LIFE SCIENCES

Sources: DeJesus-Hernandez et al, Neuron, 2011. Renton et al, Neuron, 2011. Zhu et al, Nature Neuroscience, May 2020

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Neuro C9orf72

C9-ALS and C9-FTD: Manifestations of a clinical spectrum

	Disease	C9 specific US population	Mean disease duration	Standard of care
C9-ALS	• Fatal neurodegenerative disease • Progressive degeneration of motor neurons in brain and spinal cord	~2,000	3.1 years	Significant unmet need despite two approved therapies
C9-FTD	• Progressive neuronal atrophy in frontal/temporal cortices • Personality and behavioral changes, gradual impairment of language skills	~10,000	6.4 years	No approved disease modifying therapies

Two devastating diseases with a shared genetic basis

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia
Sources: Cammack et al, Neurology, October 2019. Moore et al, Lancet Neurology, February 2020

WAVE LIFE SCIENCES

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C9orf72 repeat expansions: Mechanisms of cellular toxicity C9-ALS and C9-FTD may be caused by multiple factors: Insufficient levels of C9orf72 protein Accumulation of repeat-containing RNA transcripts Accumulation of aberrantly translated DPR proteins Recent evidence suggests lowering C9orf72 protein exacerbates DPR-dependent toxicity Sources: Gitler et al, Brain Research, September 2016. Zhu et al, Nature Neuroscience, May 2020 Targeted by Wave ASOs Variant-selective targeting could address multiple potential drivers of toxicity Neuro C9orf72

Neuro C9orf72

C9orf72 targeting strategy spares C9orf72 protein

- Normal C9orf72 allele produces three mRNA transcripts (~80% are V2, ~20% are V1 and V3)
- **Pathological allele** with expanded repeat leads to **healthy V2** and **pathological V1 and V3** transcript by-products


pre-mRNA variants
Pathological mRNA products
Disease-causing factors
Repeat-containing transcripts
V1
V3
V2
Mis-spliced V1/V3
Stabilized intron1
RNA foci
Dipeptide repeat proteins (DPRs)
WVE-004 reduces
GGGGCC expansion
Accessible target for variant selectivity

Wave C9orf72 candidate targets only V1 and V3 transcripts, sparing V2 transcripts and healthy C9orf72 protein

WAVE LIFE SCIENCES

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Neuro C9orf72

PN backbone chemistry: Improved potency among C9orf72-targeting oligonucleotides *in vivo*


Spinal Cord
Cortex
%C9orf72 V3 transcript remaining
100
75
50
25
0
0.3
1.0
3.0
10.0
Exposure (µg/g)
Exposure (µg/g)
C9orf72 compounds
PS/PO backbone
PS/PO/PN backbone

WAVE LIFE SCIENCES

Mice received 2 x 50 ug ICV doses on days 0 & 7; mRNA from spinal cord and cortex quantified by PCR (Taqman assay) 8 weeks later. Oligonucleotide concentrations quantified by hybridization ELISA. Graphs show robust best fit lines with 95% confidence intervals (shading) for PK-PD analysis.

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WVE-004: Potent and selective knockdown of repeat-containing transcripts in vitro V3 Dose (μM) All V WVE-004 NTC Dose (μM) In vitro activity in C9 patient-derived neurons WVE-004 NTC Dose (μM) IC50:201.7nM In vitro selectivity in C9 patient-derived neurons C9 patient-derived motor neurons were treated with C9orf72 candidate and NTC under gymnotic conditions up to 10uM. Taqman qPCR assays were used to evaluating V3 and all V transcripts. NTC- non-targeting control. Relative fold change C9orf72 V3/HPRT1 1.5 1.0 0.5 0.0 0.001 0.01 0.1 1 10 Relative fold change C9orf72 V3/HPRT1 0.016 0.08 0.4 2 10 0.016 0.08 0.4 2 10 0.016 0.08 0.4 2 10 0.016 0.08 0.4 2 10 1.5 1.0 0.5 0.0 1.5 1.0 0.5 0.0 Relative fold change C9orf72/HPRT1 Neuro C9orf72

2 4 8 week 2 4 8 Repeat-containing transcripts WVE-004 PBS Relative fold change C9orf72 V3/mHPRT 2 4 8 week 2 4 8 WVE-004: Potent and selective knockdown of repeat transcripts and DPRs Potent in vivo knockdown of repeat containing transcripts and DPRs Protein preservation Spinal Cord Cortex Repeat-containing transcripts WVE-004 PBS Relative fold change C9orf72 V3/mHPRT DPRs WVE-004 PBS WVE-004 WVE-004 Relative Poly-GP levels (normalized to PBS) Total C9orf72 protein (8 weeks) C9orf72/mHPRT/PBS NS DPRs WVE-004 PBS PBS PBS Relative Poly-GP levels (normalized to PBS) Total C9orf72 protein (8 weeks) C9orf72/mHPRT/PBS NS Experimental description: 2 x 50 ug on day 0 and day 7 dosed ICV; mRNA Samples were analyzed using quantitative PCR (Taqman assay), Dipeptide repeat proteins were measured by Poly-GP MSD assay. Protein samples were measured by Western Blot.  NS: not significant 2 4 8 week 2 4 8 2 4 8 week 2 4 8 Neuro C9orf72

WVE-004 reaches target brain regions and cell types in vivo In situ hybridization: Red - ViewRNA for WVE-004;  Blue – Hematoxylin.  40X magnification.  C9 BAC transgenic mice were administered PBS or 50 ug of WVE-004, ICV, on day 0 and day 7. Mice were euthanized at 8 weeks after the first injection. Spinal cord PBS Control WVE-004 PBS Control WVE-004 Cortex In situ hybridization of WVE-004 in spinal cord and cortex at 8 weeks Neuro C9orf72

4 12 18 12 18 24 4 24 Durable knockdown of repeat transcripts in vivo after 6 months in spinal cord and cortex Spinal cord Cortex 1.0 0.5 0.0 Relative fold change C9orf72 V3/mHPRT1 WVE-004 PBS week 4 12 18 12 18 24 4 24 1.0 0.5 0.0 Relative fold change C9orf72 V3/mHPRT1 WVE-004 PBS week Experimental description: 2 x 50 ug on day 0 and day 7 dosed ICV; mRNA Samples were analyzed using quantitative PCR (Taqman assay) p≤0.0001 p≤0.0001 Neuro C9orf72

Durable knockdown of DPRs in vivo after 6 months in spinal cord and cortex 4 12 18 12 18 24 4 24 Spinal cord Cortex 1.5 0.5 0.0 WVE-004 PBS week 4 12 18 12 18 24 4 24 WVE-004 PBS week 1.0 Relative Poly-GP levels (normalized to PBS) 1.5 0.5 0.0 1.0 Experimental description: 2 x 50 ug on day 0 and day 7 dosed ICV; Dipeptide repeat proteins were measured by Poly-GP MSD assay. *: p≤ 0.05 **: P ≤ 0.01, ***: P ≤ 0.001 p≤0.0001 * *** ** Relative Poly-GP levels (normalized to PBS) Neuro C9orf72

WVE-004 proof-of-concept study to include both ALS and FTD patients Patients with documented C9orf72 expansion and confirmed ALS or FTD diagnosis Single and multiple ascending doses to be explored Safety and tolerability Pharmacodynamic effects on key biomarkers while on treatment PolyGP NfL Key exploratory clinical outcome measures ALSFRS-R and CDR-FTLD Clinical trial application expected to be submitted in 4Q 2020 NfL: neurofilament light chain; ALSFRS: Amyotrophic Lateral Sclerosis Functional Rating Scale; CDRFTLD: Clinical Dementia Scale – frontotemporal lobar degeneration Neuro C9orf72

Wave’s drug discovery and development platform

PRISM™

Enables Wave to target genetically defined diseases with stereopure oligonucleotides across multiple therapeutic modalities

DESIGN

Unique ability to construct stereopure oligonucleotides with one defined and consistent profile



Sequence
Chemistry
Stereochemistry

OPTIMIZE

A deep understanding of how the interplay among oligonucleotide sequence, chemistry, and backbone stereochemistry impacts key pharmacological properties

Through iterative analysis of *in vitro* and *in vivo* outcomes and artificial intelligence-driven predictive modeling, Wave continues to define design principles that are deployed across programs to rapidly develop and manufacture clinical candidates that meet pre-defined product profiles

Multiple modalities

Silencing | Splicing | ADAR editing

WAVE™ LIFE SCIENCES

31

PRISM platform enables rational drug design

Sequence

B: bases

A, T, C, mC, G, U,
other modified bases

Stereochemistry

Chiral control of
any stereocenter

5′ modifications,
backbone modifications



Sequence
Chemistry
Stereochemistry

Chemistry

R: 2′ modifications

OMe, MOE, F,
other modifications

X: backbone chemistry

Phosphodiester (PO),
phosphorothioate (PS),
other backbone
modifications



O
5'
B
O
3'
2'
R
X
P
O
O
O
5'
B
O
3'
2'
O
R

WAVE LIFE SCIENCES
32

Expanding repertoire of backbone modifications with novel PN backbone chemistry

Backbone linkages

	PO	PS	PN
Backbone modification (X)	Phosphodiester 	Phosphorothioate 	Phosphoramidate diester 
Stereochemistry	Not chiral	Chiral ◇ Stereorandom ^ PS backbone *Rp* v PS backbone *Sp*	Chiral □ PN backbone Stereorandom ⊓ PN backbone *Rp* ⊔ PN backbone *Sp*
Charge	Negative	Negative	Neutral
Depiction			
PRISM backbone modifications	PO/PS	PO/PS	
	PO/PS/PN	PO/PS/PN	PO/PS/PN



Phosphoryl guanidine x-ray structure

Molecule structure illustrative of backbone modification patterns

33

Rational design using PN chemistry backbone modification increases potency on average

PRISM

Silencing

***In vitro* knockdown of PS/PO containing compounds compared to PS/PN compounds with same sequence**



Target knockdown (%remaining)
100
50
25
10
5
1
0
100
200
300
Rank-order knockdown (PS/PO)
Improved potency
PS/PO
PS/PN

Splicing

***In vitro* skipping efficiency of PS/PO containing compounds compared to PS/PO/PN compounds with same sequence**



% skipping
80
60
40
20
0
0
20
40
60
Rank-order skipping (PS/PO)
Improved skipping
PS/PO
PS/PO/PN

WAVE LIFE SCIENCES

Presented at Analyst & Investor Research Webcast on August 25, 2020; Left: Experiment was performed in iPSC-derived neurons *in vitro*; target mRNA levels were monitored using qPCR against a control gene (HPRT1) using a linear model equivalent of the ΔΔCt method; Right: DMD patient-derived myoblasts treated with PS/PO or PS/PO/PN stereopure oligonucleotide under free-uptake conditions. Exon-skipping efficiency evaluated by qPCR. PS/PO compounds are rank-ordered on X-axis.

PRISM

34

PRISM enables optimal placement of backbone stereochemistry

PRISM

Crystal structure confirms phosphate-binding pocket of RNase H binds 3′-SSR-5′ motif in stereopure oligonucleotide – supports design strategy for Wave oligonucleotides



Target RNA
Stereopure Oligonucleotide
(C9orf72 compound)
+
+
RNase H
RNA
cleavage site
Phosphate
binding pocket
RNase H1
Phosphate Binding
Pocket
R179
I239
N240
W225
Sp
Sp
Rp
T181
S223
3′
5′
ASO
RNA
Scissile
Phosphate

ASO/RNA duplex

Yellow spheres represent 'S' atoms

WAVE™ LIFE SCIENCES

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Importance of controlling stereochemistry (Rp) (Sp) Top view Side view Yellow spheres represent ‘S’ atomsPS: Phosphorothioate Number of PS linkages in oligonucleotide backbone No. diastereomers 80T 60T 40T 20T 30B 22M 12M 2M 1M 500K 0 0 10 20 30 40 50 Antisense, exon skipping, ssRNAi ADAR oligonucleotide CRISPR guide Stereochemical diversity Exponential diversity arises from uncontrolled stereochemistry

ADAR editing

PRISM platform has unlocked ADAR editing A-to-I editing is one of most common post-transcriptional modifications ADAR is ubiquitously expressed across tissues, including liver and CNS ADAR Target RNA I(G) A Edited RNA Oligonucleotide establishes double-stranded RNA complex Oligonucleotide Modification Delivery Nishikura, K. A-to-I editing of coding and non-coding RNAs by ADARs. Nat. Rev. Mol. Cell Biol. 2016; Picardi, E. et al. Profiling RNA editing in human tissues: towards the inosinome Atlas. Scientific reports 5, 14941, doi:10.1038/srep14941 (2015). ADAR editing

No delivery vehicle required No exogenous proteins necessary Potential for reduced off-target effects PRISM enables practical approach to RNA editing without need for viruses or exogenous protein Intracellular Extracellular space Endogenous ADAR Unedited RNA Wave ADAR-editing Oligonucleotides Exogenous ADAR or other base editors Edited RNA Protein release/ expression Delivery vehicles Alternative Base-Editing Systems Edited RNA Genetic construct or foreign protein ADAR editing

ADAR editing

ADAR amenable diseases represent a sizeable opportunity

Pathogenic human SNPs by base pair corrections


A-to-C
C-to-A
A-to-T
C-to-G
C-to-T
A-to-G
~48%

>32,000 pathogenic human SNPs[2]

- Nearly half of known human genetic pathogenic SNPs are G-to-A mutations
- Tens of thousands of potential disease variants A-to-I(G) editing could target[1]

SNP: single nucleotide polymorphism A: Adenosine I: Inosine G: Guanosine
[1]ClinVar database [2]Gaudeli NM et al. *Nature* (2017).

WAVE LIFE SCIENCES PRISM 40

RNA editing opens many new therapeutic applications Fix nonsense and missense mutations that cannot be splice-corrected Remove stop mutations Prevent protein misfolding and aggregation Alter protein processing (e.g. protease cleavage sites) Protein-protein interactions domains Modulate signaling pathways miRNA target site modification Modifying upstream ORFs Modification of ubiquitination sites Restore protein function Recessive or dominant genetically defined diseases Modify protein function Ion channel permeability Protein upregulation Haploinsufficient diseases Examples: Examples: Examples: ADAR editing

Data from independent experiments; Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR and quantified by Sanger sequencing PN chemistry improves editing efficiency PN backbone modification increased both potency and editing efficiency in vitro ACTB editing in primary human hepatocytes using GalNAc-mediated uptake ADAR editing

Significant ADAR editing demonstrated in vitro in NHP and primary human hepatocytes NHP: non-human primate; ACTB: Beta-actin; nd= not determined Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR. In vitro dose-response human hepatocytes In vitro dose-response NHP hepatocytes % Editing % Editing ACTB 1 ACTB 2 ACTB 3 ACTB 1 ACTB 2 ACTB 3 ACTB GalNAc-conjugated oligonucleotides with stereopure PN chemistry modification ADAR editing

ADAR editing

Efficient ADAR editing translated *in vivo* in non-human primate study

- Up to 50% editing efficiency observed at Day 7, 2 days post last dose
- Substantial and durable editing out to at least Day 50, 45 days post last dose

In vivo editing in NHP following subcutaneous administration



100
75
50
25
0
% Editing
2 days post last dose
45 days post last dose
ACTB 1
ACTB 2
ACTB 3

Oligonucleotide quantification in NHP following subcutaneous administration



1200
1000
800
600
400
200
0
µg of oligonucleotide per gram of tissue
2 days post last dose
45 days post last dose
Untreated (pre dose)
ACTB 1
ACTB 2
ACTB 3

NHP: non-human primate; ACTB: Beta-actin; Left: 5mg/kg SC: Day 1,2,3,4,5; Liver Biopsy for mRNA (ACTB Editing) & eASO Exposure: Day 7

WAVE LIFE SCIENCES PRISM 44

ADAR editing

Sustained editing *in vivo* in non-human primates after 45 days

Efficient and potent editing of ACTB demonstrated with Sanger sequencing


Baseline
T A G
ACTB 2
Post-treatment
(2 days post-last dose)
T G G
ACTB 2
Post-treatment
(45 days post-last dose)
T G G
ACTB 2

% Editing quantified from Sanger sequencing using EditR program.

WAVE LIFE SCIENCES
PRISM
45

ADAR editing

ADAR editing is highly specific

RNA editing within ACTB transcript (human hepatocytes)


Coverage
C 0%
T 100%
Mock
9000
6000
3000
0
5527000
5528000
5529000
5530000
C 53.8%
T 46.2%
Editing oligonucleotide
12000
9000
6000
3000
0
Genome coordinates
ACTB
Editing site

RNA editing within transcriptome (human hepatocytes)


Confidence (LOD score)
6000
4000
2000
0
ACTB
0
20
40
60
% Editing

Human hepatocytes were dosed with 1um oligonucleotide, 48 hours later RNA was collected and sent for RNA sequencing. RNAseq conducted using strand-specific libraries to quantify on-target ACTB editing and off-target editing in primary human hepatocytes; plotted circles represent sites with LOD>3

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PRISM

46

Efficient and potent editing observed in neurons and astrocytes ACTB editing in iCell Neurons ACTB editing in human iCell Astrocytes Concentration (µM) % Editing % Editing Compound 2 (PS / PN) Compound 1 (PS / PN) Compound 3 (PS / PN) EC50: ~200-250nM Gymnotic uptake; Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR and quantified by Sanger sequencing Concentration (µM) ADAR editing

Opening the door to ADAR editing in CNS In vivo CNS editing in proprietary hADAR transgenic mouse (1 week) Editing oligonucleotide (100 µg) PBS % Editing UGP2 Cortex Hippocampus Striatum Brain stem Cerebellum Spinal cord hADAR: human ADAR; UGP2: Glucose Pyrophosphorylase 2; CNS: central nervous system; Editing observed across all tested tissues of human-ADAR-transgenic mice by ICV injection. 5 mice in each group were injected with PBS or a single 100uG dose on day 0. Animals were necropsied on day 7. RNA was harvested and editing measured by Sanger sequencing. First in vivo study in proprietary transgenic model yields efficient editing across all tissues ADAR editing

RNA editing design applicable across targets Data presented at 1st International Conference on Base Editing – Enzymes and Applications (Deaminet 2020); See poster for full dataset Editing achieved across several distinct RNA transcripts Supports potential for technology to be applied across variety of disease targets First ADAR editing program in hepatic indication expected to be announced in 2020 In vitro RNA Editing in Primary Human Hepatocytes ADAR editing

Ophthalmology

Ophthalmology

Stereopure oligonucleotides for inherited retinal diseases (IRDs)

Wave ophthalmology opportunity

- Oligonucleotides can be administered by intravitreal (IVT) injection; targeting twice per year dosing
- Stereopure oligonucleotides open novel strategies in both dominant and recessive IRDs; potential for potent and durable effect with low immune response

Successful targeting of *MALAT1* is a surrogate for an ASO mechanism of action

- Widely expressed in many different cell types
- Only expressed in the nucleus


D
C
B
A
E
H
F
G

Intravitreal injection

WAVE LIFE SCIENCES

Sources: Daiger S, et al. *Clin Genet.* 2013;84:132-141. Wong CH, et al. *Biostatistics.* 2018; DOI: 10.1093/biostatistics/kxx069. Athanasiou D, et al. *Prog Retin Eye Res.* 2018;62:1–23. Daiger S, et al. *Cold Spring Harb Perspect Med.* 2015;5:a017129. Verbakel S, et al. *Prog Retin Eye Res.* 2018:66:157-186.; Short, B.G.; *Toxicology Pathology*, Jan 2008.

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Ophthalmology

Durable Malat1 knockdown through 9 months with PN chemistry

~50% Malat1 knockdown at 36 weeks in the posterior of the eye


% Malat1 expression
250
200
150
100
50
0
p≤0.01
12
20
36
12
20
36
12
20
36
12
20
36
PBS
NTC
PS/PO
PS/PN
Time (weeks)

WAVE LIFE SCIENCES

Compound or PBS (1 x 50 ug IVT) was delivered to C57BL6 mice. Relative percentage of Malat1 RNA in the posterior of the eye (retina, choroid, sclera) to PBS-treated mice is shown at 12, 20 and 36 weeks post-single injection. PBS = phosphate buffered saline; NTC= chemistry matched non-targeting control

PRISM

52

Ophthalmology

Usher Syndrome Type 2A: a progressive vision loss disorder

- Autosomal recessive disease characterized by hearing loss at birth and progressive vision loss beginning in adolescence or adulthood
- Caused by mutations in USH2A gene (72 exons) that disrupt production of usherin protein in retina, leading to degeneration of the photoreceptors
- No approved disease-modifying therapies
- **~5,000 addressable patients in US**


Vitreous
Retina
Photoreceptors
Rod Cell
Cone Cell
Usherin
Normal mRNA
Exon 11
Exon 12
Exon 13
Exon 14
mRNA:
Usher Syndrome Type 2A
2299del G
Stop codon gained
Therapeutic Strategy: Productive Skipping (Exon 13)
In-frame junction
Non-Productive Skipping (Exons 12 and 13)
Stop codon gained from frame shift
Exon 15

Oligonucleotides that promote USH2A exon 13 skipping may restore production of functional usherin protein

WAVE LIFE SCIENCES

Sources: Boughman et al., 1983. *J Chron Dis.* 36:595-603; Seyedahmadi et al., 2004. *Exp Eye Res.* 79:167-173; Liu et al., 2007. *Proc Natl Acad Sci USA* 104:4413-4418.

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Ophthalmology

Potent USH2A exon 13 skipping with stereopure compound in *vitro* and *ex vivo*

Enhanced potency over a stereorandom reference compound (*in vitro*)



100
80
60
40
20
0
Percentage Exon Skipping
Reference Compound
Compound-1
EC50=8.73 μM
EC50=2.20 μM
0.11
1
10
100
Concentration (μM)



Retina Excision
Retina Sectioning

Target engagement in NHP and human retinas (*ex vivo*)



100
75
50
25
10
0
Percentage Exon Skipping
20
20
10
5
1 [μM]
PBS
NTC
Compound-1
NHP
100
75
50
25
0
Percentage Exon 13 Skipping
20
20
10 [μM]
PBS
NTC
Compound-1
Human

WAVE LIFE SCIENCES

Left: Compounds were added to Y79 cells under free-uptake conditions. Exon skipping was evaluated by Taqman assays. *USH2A* transcripts were normalized to *SRSF9*. Data are mean±s.d., n=2. Reference Compound: van Diepen *et al.* 2018. Antisense oligonucleotides for the treatment of eye disease. W02018055134A1. Compound-1 is a stereopure antisense oligonucleotide. Right: Whole NHP and human eyes were enucleated (n=4 and n=2, respectively) and compounds (1–20 μM) were added to extracted retinas under free-uptake conditions. Exon skipping was evaluated by 48 hrs later by Taqman assays on RNA. USH2A transcript levels were normalized to SRSF9. Data presented are mean± s.e.m.

54

Ophthalmology

Allele-selective reduction of SNP-containing allele for adRP associated with Rhodopsin P23H mutation

- **Retinitis pigmentosa (RP)**: group of rare, genetic eye disorders resulting in progressive photoreceptor cell death and gradual functional loss; currently no cure
- ~10% of US autosomal dominant RP cases are caused by the P23H mutation in the rhodopsin gene (RHO)
- Mutant P23H rhodopsin protein is thought to misfold and co-aggregate with wild-type rhodopsin, resulting in a gain-of-function or dominant negative effect in rod photoreceptor cells

Stereorandom


Rho-Wt
RhoP23H
Relative RhoP23H -Luc (vs H2O)
125
100
75
50
25
0
0.01
0.1
1
10
Concentration [nM]

Stereopure


Rho-Wt
RhoP23H
125
100
75
50
25
0
0.01
0.1
1
10
Concentration [nM]

In vivo

Collaborations in place for evaluation in transgenic human Rho P23H pig model

WAVE LIFE SCIENCES

Ferrari et al., *Current Genomics*. 2011;12:238-249.; Reporter assays on a Wave stereopure sequence as well as a sequence described in WO2016138353A1: ASO and luciferase reporter plasmids (wild-type and mutant rhodopsin) are transfected into Cos7 cells. 48-hours later, cells are harvested, and relative luminescence is measured.

55

Anticipated upcoming Wave milestones

NEUROLOGY

Huntington's disease

- **4Q 2020**: Initiate clinical development with CTA filing of SNP3 program
- **1Q 2021**: PRECISION-HD2 data from 32 mg cohort and data from OLE trial
- **1Q 2021**: PRECISION-HD1 data, including 32 mg cohort, and data from OLE trial

ALS and FTD

- **4Q 2020**: Initiate clinical development with CTA filing of C9orf72 program in ALS and FTD

PRISM

ADAR editing

- ✓ *In vivo* ADAR-mediated RNA editing data
- ✓ **August 2020**: Additional *in vivo* ADAR editing data at Research webcast
  - **2020**: Announce first ADAR editing program

PRISM platform updates in 2020

- ✓ Research webcast held August 25 (introduced PN chemistry)

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; CTA: clinical trial application; OLE: open-label extension

WAVE LIFE SCIENCES

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Realizing a brighter future for people affected by genetic diseases For more information: Kate Rausch, Investor Relations krausch@wavelifesci.com 617.949.4827